United
                    Continental
                    Income Fund,
                    Inc.

                    SEMIANNUAL
                    REPORT
                    -------------------------------------------
                    For the six months ended September 30, 1996

This report is submitted for the general information of the shareholders of United Continental Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Continental Income Fund, Inc. current prospectus.

PRESIDENT'S LETTER
SEPTEMBER 30, 1996



Dear Shareholder:

     As President of your Fund, I would like to thank you for your continued confidence in our products and services. Our goal to provide the best service possible to our shareholders has not changed since we opened our doors nearly 60 years ago. Waddell & Reed's team of professionals, including the Fund's manager, our customer service representatives and your personal account representative continue to strive to meet your financial needs.

     Waddell & Reed plays a special role in the investment industry. We take pride in being one of the few financial services firms committed to locally based account representatives who provide the personal service you need. When you're ready to evaluate your financial plan to keep up with life's changes, or to find an answer to a financial question that you may have, your representative is ready to assist you--when you need it. He or she is available to help you plan for your retirement, fund a child's education or make plans for other long-term financial goals.

     All of us are committed to helping you meet the financial goals that are important to you. This is accomplished by our offering investment products to meet a variety of personal financial objectives, along with the personal service to make the investment process more convenient and accessible.

     We want to continue to meet your financial needs for many years to come. Should you have any questions about your account or other financial issues that are important to you, contact your personal account representative or your local Waddell & Reed office. They're ready to help you make the most of your financial future.

Respectfully,
Keith A. Tucker
President

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Continental Income Fund, Inc.

PORTFOLIO STRATEGY:
Normally not more than     OBJECTIVE:   Current income with a
75% Common Stocks                       secondary objective of
                                        long-term capital
                                        appreciation.
Normally at least 25%
Debt Securities or          STRATEGY:   Invests in debt
Preferred Stock                         securities, preferred
                                        stock and common stock.
Generally less than 10%                 (May purchase securities
Foreign Securities                      subject to repurchase
                                        agreements.  May invest
Cash Reserves                           in certain options or
                                        futures.)

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the Continental Income Fund from time to time.

                                        Moving into cash reserve positions at
                                        times thought to be near a major stock
                                        market peak allows the Fund the
                                        opportunity to capture profits and
                                        attempts to cushion the impact of market declines. The added flexibility provided by our CASH RESERVES STRATEGY has from time to time been an important element in our past success and, when deemed appropriate, may be used in the management of the portfolio in the future.

                             FOUNDED:   1970

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY (March, June, September,
                                        December)

PERFORMANCE SUMMARY -- Class A Shares
           PER SHARE DATA
For the Six Months Ended September 30, 1996
-------------------------------------------
DIVIDENDS PAID                    $0.34
                                 ======

NET ASSET VALUE ON
    9/30/96                      $24.08
    3/31/96                       24.00
                                 ------
CHANGE PER SHARE                  $0.08
                                 ======

Past performance is not necessarily indicative of future results.


                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load*    Sales Load**
------                                      -----------    ------------
1-year period ended 9-30-96                      4.50%         10.88%
5-year period ended 9-30-96                     10.42%         11.73%
10-year period ended 9-30-96                     9.07%          9.72%

Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1996, United Continental Income Fund, Inc. had net assets totaling $506,704,238 invested in a diversified portfolio of:

 57.40%  Common Stocks
 35.12%  Debt Securities
  6.48%  Cash and Cash Equivalents
  1.00%  Preferred Stock


As a shareholder of United Continental Income Fund, Inc., for every $100 you had invested on September 30, 1996, your Fund owned:

 $25.76  United States Government Securities
  25.04  Manufacturing Stocks
   9.91  Transportation, Communication, Electric
           and Sanitary Services Stocks
   9.36  Corporate Debt Securities
   6.48  Cash and Cash Equivalents
   6.18  Wholesale and Retail Trade Stocks
   5.70  Services Stocks
   5.66  Finance, Insurance and Real Estate Stocks
   2.59  Miscellaneous Investing Institutions Stocks
   1.67  Mining Stocks
   1.00  Preferred Stock
   0.65  Contract Construction Stocks

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1996

                                              Shares        Value

COMMON STOCKS
Apparel and Accessory Stores - 0.80%
 Gap, Inc. (The) .........................   140,000 $  4,042,500

Apparel and Other Textile Products - 0.12%
 Liz Claiborne, Inc.  ....................    16,000      596,000

Business Services - 2.98%
 Cerner Corporation*  ....................   200,000    3,112,400
 Electronic Data Systems Corporation  ....   195,638   12,007,282
   Total .................................             15,119,682

Chemicals and Allied Products - 7.07%
 American Home Products Corporation  .....   140,000    8,925,000
 Astra AB, Class A (A)  ..................   150,000    6,341,250
 Dow Chemical Company (The)  .............    80,000    6,420,000
 du Pont (E.I.) de Nemours and Company  ..    75,000    6,618,750
 Pfizer Inc.  ............................    95,000    7,516,875
   Total .................................             35,821,875

Communication - 5.40%
 AT&T Corporation  .......................   114,600    5,987,850
 GTE Corporation  ........................   150,000    5,775,000
 Nokia Corporation, Series A, ADR  .......    98,400    4,354,200
 SBC Communications Inc.  ................   160,000    7,700,000
 Viacom Inc., Class B*  ..................   100,000    3,550,000
   Total .................................             27,367,050

Depository Institutions - 3.57%
 BankAmerica Corporation  ................    98,771    8,111,568
 Citicorp  ...............................    64,476    5,843,138
 Wells Fargo & Company  ..................    16,000    4,160,000
   Total .................................             18,114,706

Electric, Gas and Sanitary Services - 1.61%
 Baltimore Gas and Electric Company ......   110,000    2,873,750
 Houston Industries Incorporated  ........   240,000    5,310,000
   Total .................................              8,183,750

Electronic and Other Electric Equipment - 3.36%
 Duracell International Inc. .............   125,000    8,015,625
 Emerson Electric Co.  ...................   100,000    9,012,500
   Total .................................             17,028,125


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1996

                                              Shares        Value

COMMON STOCKS (Continued)
Food and Kindred Products - 1.12%
 PepsiCo, Inc.  ..........................   200,000 $  5,650,000

General Merchandise Stores - 2.99%
 Dillard Department Stores, Inc., Class A    115,000    3,708,750
 May Department Stores Company (The)  ....   140,000    6,807,500
 Wal-Mart Stores, Inc.  ..................   175,000    4,615,625
   Total .................................             15,131,875

Health Services - 1.76%
 Tenet Healthcare Corporation*  ..........   400,000    8,900,000

Heavy Construction, Excluding Building - 0.65%
 Foster Wheeler Corporation  .............    75,000    3,281,250

Holding and Other Investment Offices - 2.59%
 LTC Properties, Inc.  ...................   370,000    6,058,750
 National Health Investors, Inc.  ........   133,930    4,469,914
 VEBA AG (A)  ............................    50,000    2,617,784
   Total .................................             13,146,448

Hotels and Other Lodging Places - 0.96%
 ITT Corporation*  .......................   112,000    4,886,000

Industrial Machinery and Equipment - 3.85%
 Deere & Company  ........................   190,000    7,980,000
 Seagate Technology, Inc.*  ..............   120,000    6,705,000
 York International Corporation  .........   100,000    4,837,500
   Total .................................             19,522,500

Instruments and Related Products - 0.88%
 St. Jude Medical, Inc.*  ................   110,000    4,448,070

Insurance Agents, Brokers and Service - 1.30%
 ITT Hartford Group, Inc.  ...............   112,000    6,608,000

Insurance Carriers - 0.79%
 United HealthCare Corporation  ..........    96,000    3,996,000

Oil and Gas Extraction - 1.67%
 Schlumberger Limited  ...................   100,000    8,450,000

Paper and Allied Products - 2.01%
 Temple-Inland Inc.  .....................   100,000    5,275,000
 Union Camp Corporation  .................   100,000    4,887,500
   Total .................................             10,162,500


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1996

                                              Shares        Value

COMMON STOCKS (Continued)
Petroleum and Coal Products - 1.23%
 Royal Dutch Petroleum Company  ..........    40,000 $  6,245,000

Primary Metal Industries - 0.80%
 Nucor Corporation  ......................    80,000    4,060,000

Printing and Publishing - 3.42%
 Belo (A. H.) Corporation, Class A  ......    90,000    3,105,000
 Berkshire Hathaway Inc., Class B*  ......     3,000    3,219,000
 McGraw-Hill, Inc.  ......................   100,000    4,262,500
 Time Warner Incorporated  ...............   175,000    6,759,375
   Total .................................             17,345,875

Railroad Transportation - 1.61%
 Canadian National Railway Company  ......   150,000    3,075,000
 Conrail Inc.  ...........................    70,000    5,066,250
   Total .................................              8,141,250

Rubber and Miscellaneous Plastics Products - 1.18%
 adidas AG (A)  ..........................    50,000    4,550,816
 Vans, Inc.*  ............................    75,000    1,443,750
   Total .................................              5,994,566

Transportation by Air - 1.29%
 Delta Air Lines, Inc.  ..................    68,445    4,928,040
 Southwest Airlines Co.  .................    70,000    1,601,250
   Total .................................              6,529,290

Wholesale Trade - Nondurable Goods - 2.39%
 Sara Lee Corporation  ...................   150,000    5,362,500
 SYSCO Corporation  ......................   200,000    6,725,000
   Total..................................             12,087,500

TOTAL COMMON STOCKS - 57.40%                         $290,859,812
 (Cost: $230,801,332)

PREFERRED STOCK - 1.00%
Transportation Equipment
 Ford Motor Company, Convertible
   Depository Shares .....................    50,000 $  5,093,750
 (Cost: $2,500,000)


                 See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Communication - 0.70%
 BellSouth Savings and Security ESOP Trust,
   9.125%, 7-1-2003 ......................    $3,329 $  3,564,423

Electronic and Other Electric Equipment - 1.02%
 Cooper Industries, Inc.,
   6.0%, 1-1-99 (Exchangeable) ...........     3,416    5,186,500

General Merchandise Stores - 0.46%
 JCP Master Credit Card Trust,
   9.625%, 6-15-2000 .....................     2,250    2,344,905

Health Services - 0.58%
 ARV Assisted Living, Inc., Convertible,
   6.75%, 4-1-2006 (B) ...................     3,000    2,921,250

Instruments and Related Products - 1.01%
 Mark IV Industries, Inc.,
   8.75%, 4-1-2003 .......................     5,000    5,100,000

Nondepository Institutions - 3.26%
 Ford Motor Credit Company,
   8.875%, 6-15-99 .......................     3,000    3,162,270
 General Electric Capital Corporation,
   8.3%, 9-20-2009 .......................     6,500    7,033,260
 General Motors Acceptance Corporation,
   8.4%, 10-15-99 ........................     3,000    3,139,980
 Merrill Lynch Mortgage Investors, Inc.,
   8.3%, 4-15-2012 .......................     3,100    3,168,758
   Total .................................             16,504,268

Oil and Gas Extraction - 0.56%
 Enron Corp.,
   6.25%, 12-*13-98 (Exchangeable) .......     2,588    2,826,250

Petroleum and Coal Products - 0.75%
 BP America Inc.,
   10.0%, 7-1-2018 .......................     3,500    3,825,850

Security And Commodity Brokers - 1.02%
 Salomon Inc,
   7.625%, 5-15-99 (Exchangeable) ........     4,792    5,152,500

TOTAL CORPORATE DEBT SECURITIES - 8.80%               $47,425,946
 (Cost: $43,221,526)


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
 Federal National Mortgage Association:
   7.5%, 4-25-2002 .......................   $ 3,000 $  2,999,040
   6.0%, 6-25-2007 .......................     3,000    2,895,000
   8.25%, 6-1-2008 .......................       584      589,171
 Government National Mortgage Association:
   9.0%, 7-15-2016 .......................       134      142,398
   9.0%, 8-15-2016 .......................       279      296,912
   9.0%, 10-15-2016 ......................     1,062    1,127,943
   9.0%, 11-15-2016 ......................       331      351,181
   9.0%, 1-15-2017 .......................       111      117,579
   9.0%, 3-15-2017 .......................       315      334,384
   9.0%, 4-15-2017 .......................       336      357,232
   9.0%, 7-15-2017 .......................       222      236,397
 United States Treasury:
   5.625%, 8-31-97 .......................     6,000    5,989,680
   5.125%, 2-28-98 .......................     4,000    3,953,120
   5.5%, 2-28-99 .........................     7,000    6,891,710
   7.125%, 2-29-2000 .....................     6,000    6,138,720
   8.875%, 5-15-2000 .....................    17,000   18,360,000
   8.0%, 5-15-2001 .......................    23,000   24,401,620
   6.375%, 8-15-2002 .....................    12,000   11,917,440
   7.5%, 2-15-2005 .......................    33,000   34,727,220
   7.25%, 5-15-2016 ......................     8,500    8,684,620

TOTAL UNITED STATES GOVERNMENT SECURITIES - 25.76%   $130,511,367
 (Cost: $130,269,453)

TOTAL SHORT-TERM SECURITIES - 6.13%                  $ 31,063,039
 (Cost: $31,063,039)

TOTAL INVESTMENT SECURITIES - 99.65%                 $504,953,914
 (Cost: $437,855,350)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.35%       1,750,324

NET ASSETS - 100.00%                                 $506,704,238


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1996


Notes To Schedule of Investments
*No income dividends were paid during the preceding 12 months.

(A)  Listed on an exchange outside the United States.

(B)  As of September 30, 1996, the following restricted security was owned:

                               Principal
                   Acquisition  Amount                  Market
     Security         Date      in 000's    Cost        Value
     --------      ----------- --------------------------------
     ARV Assisted Living,
       Inc., Convertible,
       6.75%, 4-1-2006 3/28/96    $3,000$3,000,000  $2,921,250
                                         =========  ==========

     The total market value of restricted securities represents approximately 0.58% of the total net assets at September 30, 1996.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

Assets
 Investment securities - at value
   (Notes 1 and 3) ................................. $504,953,914
 Cash  .............................................       28,842
 Receivables:
   Dividends and interest ..........................    3,641,526
   Fund shares sold ................................      340,004
 Prepaid insurance premium  ........................       22,702
                                                     ------------
    Total assets  ..................................  508,986,988
                                                     ------------
Liabilities
 Payable for Fund shares redeemed  .................    1,447,234
 Payable for investment securities purchased  ......      579,432
 Accrued service fee  ..............................      161,500
 Accrued transfer agency and dividend disbursing  ..       75,259
 Accrued accounting services fee  ..................        5,000
 Other  ............................................       14,325
                                                     ------------
    Total liabilities  .............................    2,282,750
                                                     ------------
      Total net assets ............................. $506,704,238
                                                     ============
Net Assets
 $1.00 par value capital stock
   Capital stock ................................... $ 21,044,817
   Additional paid-in capital ......................  382,712,053
 Accumulated undistributed income:
   Accumulated undistributed net investment income . 1,174,522 Accumulated undistributed net realized gain
    on investment transactions  ....................   34,674,282
   Net unrealized appreciation in value of
    investments at end of period  ..................   67,098,564
                                                     ------------
    Net assets applicable to outstanding
      units of capital ............................. $506,704,238
                                                     ============
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................       $24.08
 Class Y  ..........................................       $24.08
Capital shares outstanding
 Class A  ..........................................   20,782,863
 Class Y  ..........................................      261,954
Capital shares authorized ..........................  100,000,000


                   See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended SEPTEMBER 30, 1996

Investment Income
 Income:
   Interest ........................................  $ 6,660,758
   Dividends .......................................    3,252,497
                                                      -----------
    Total income  ..................................    9,913,255
                                                      -----------
 Expenses (Note 2):
   Investment management fee .......................    1,397,273
   Transfer agency and dividend
    disbursing - Class A  ..........................      431,098
   Service fee - Class A ...........................      400,542
   Accounting services fee .........................       30,000
   Custodian fees ..................................       20,271
   Audit fees ......................................        8,940
   Legal fees ......................................        5,262
   Shareholder servicing - Class Y .................        4,469
   Other ...........................................       87,405
                                                      -----------
    Total expenses  ................................    2,385,260
                                                      -----------
      Net investment income ........................    7,527,995
                                                      -----------
Realized and Unrealized Gain (Loss) on Investments
 Realized net gain on securities  ..................   12,293,916
 Realized net loss on foreign
   currency transactions ...........................       (6,404)
                                                      -----------
   Realized net gain on investments ................   12,287,512
 Unrealized depreciation in value of investments
   during the period ...............................  (11,219,146)
                                                      -----------
    Net gain on investments  .......................    1,068,366
                                                      -----------
      Net increase in net assets resulting from
       operations  .................................  $ 8,596,361
                                                      ===========


                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                            For the     For the
                                          six months  fiscal year
                                             ended       ended
                                         September 30, March 31,
                                             1996         1996
Increase (Decrease) in Net Assets        ------------ -----------
 Operations:
   Net investment income ...............$  7,527,995 $ 14,492,651
   Realized net gain on investments ....  12,287,512   31,402,590
   Unrealized appreciation (depreciation)(11,219,146)  52,611,352
                                        ------------ ------------
    Net increase in net assets
      resulting from operations ........   8,596,361   98,506,593
                                        ------------ ------------
 Dividends to shareholders from:*
   Net investment income
    Class A  ...........................  (7,049,533) (13,953,021)
    Class Y  ...........................     (90,306)     (38,201)
   Realized gains on securities transactions
    Class A  ...........................         ---  (18,608,382)
    Class Y  ...........................         ---          ---
                                        ------------ ------------
                                          (7,139,839) (32,599,604)
                                        ------------ ------------
 Capital share transactions:
   Proceeds from sale of shares
    Class A (623,446 and 1,201,223
      shares, respectively) ............  14,836,691   27,526,704
    Class Y (46,916 and 229,596
      shares, respectively) ............   1,118,631    5,539,710
   Proceeds from reinvestment of dividends
    and/or capital gains distribution
    Class A (280,781 and 1,363,819
      shares, respectively) ............   6,744,383   31,366,543
    Class Y (3,759 and 1,606
      shares, respectively) ............      90,306       38,201
   Payments for shares redeemed
    Class A (1,046,237 and 2,417,223
      shares, respectively)............. (24,905,949) (55,539,467)
    Class Y (16,504 and 3,419
      shares, respectively) ............    (389,885)     (82,402)
                                        ------------ ------------
    Net increase (decrease) in net assets
      resulting from capital
      share transactions................  (2,505,823)   8,849,289
                                        ------------ ------------
      Total increase (decrease) ........  (1,049,301)  74,756,278
Net Assets
 Beginning of period  .................. 507,753,539  432,997,261
                                        ------------ ------------
 End of period, including undistributed
   net investment income of $1,174,522 and
   $792,770, respectively...............$506,704,238 $507,753,539
                                        ============ ============
                 *See "Financial Highlights" on pages 15 - 16.
                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                   For the
                  six months  For the fiscal year ended March 31,
                     ended    -----------------------------------
                    9-30-96    1996   1995    1994   1993    1992
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ........... $24.00  $20.84 $20.67  $20.45 $18.70  $16.93
                     ------  ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   income ..........   0.36    0.71   0.70    0.70   0.83    0.73
 Net realized and
   unrealized gain
   on investments ..   0.06    4.05   0.58    0.61   1.75    1.76
                     ------  ------ ------  ------ ------  ------
Total from investment
 operations  .......   0.42    4.76   1.28    1.31   2.58    2.49
                     ------  ------ ------  ------ ------  ------
Less distributions:
 Dividends from net
   investment
   income ..........  (0.34)  (0.68) (0.70)  (0.70) (0.83)  (0.72)
 Distribution from
   capital gains ...  (0.00)  (0.92) (0.41)  (0.39) (0.00)  (0.00)
                     ------  ------ ------  ------ ------  ------
Total
 distributions  ....  (0.34)  (1.60) (1.11)  (1.09) (0.83)  (0.72)
                     ------  ------ ------  ------ ------  ------
Net asset value,
 end of period  .... $24.08  $24.00 $20.84  $20.67 $20.45  $18.70
                     ======  ====== ======  ====== ======  ======
Total return* ......   1.76%  23.29%  6.39%   6.40% 14.08%  14.98%
Net assets, end of
 period (000
 omitted)  .........$500,396$502,285$432,997$412,843$387,381$339,540
Ratio of expenses to
 average net assets    0.95%** 0.89%  0.89%   0.81%  0.77%   0.80%
Ratio of net investment
 income to average net
 assets  ...........   2.99%** 3.06%  3.37%   3.29%  4.24%   4.03%
Portfolio turnover
 rate  .............  18.66%  41.34% 41.30%  41.01%111.36% 181.82%
Average commission
 rate paid .........  $0.0595

  *Total return calculated without taking into account the sales load deducted on an initial purchase.
 **Annualized.

                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                    For the        For the
                        six         period
                     months        from 1/4/96
                      ended        through
                    9/30/96        3/31/96*
                   --------        --------
Net asset value,
 beginning of period $24.01         $23.35
                     ------         ------
Income from investment
 operations:
 Net investment
   income ..........   0.39           0.07
 Net realized and
   unrealized gain
   on investments...   0.04           0.76
                     ------         ------
Total from investment
 operations ........   0.43           0.83
                     ------         ------
Less distributions:
 Dividends from net
   investment
   income...........  (0.36)         (0.17)
 Distribution from
   capital gains....  (0.00)         (0.00)
                     ------         ------
Total distributions.  (0.36)         (0.17)
                     ------         ------
Net asset value,
 end of period ..... $24.08         $24.01
                     ======         ======
Total return .......   1.85%          3.53%
Net assets, end of
 period (000
 omitted)  ......... $6,308         $5,469
Ratio of expenses
 to average net
 assets ............   0.76%**        0.80%**
Ratio of net
 investment income
 to average net
 assets ............   3.20%**        3.35%**
Portfolio
 turnover rate .....  18.66%         41.34%**
Average commission
 rate paid .........  $0.0595

 *On August 29, 1995, the Fund began offering Class Y shares to the public. Fund shares outstanding prior to that date were designated Class A shares.
 **Annualized.
                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996

NOTE 1 -- Significant Accounting Policies

     United Continental Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide current income to the extent that, in the opinion of the Fund's investment manager, market and economic conditions permit. As a secondary goal, this Fund seeks long-term appreciation of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations System) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .10% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $14.7 billion of combined net assets at September 30, 1996) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month ($1.0208 per account prior to April 1, 1996), plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received direct and indirect gross sales commissions for Class A shares (which are not an expense of the Fund) of $591,308, out of which W&R paid sales commissions of $336,281 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $9,133.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $70,965,302 while proceeds from maturities and sales aggregated $94,692,613. Purchases of short-term securities and U.S. Government securities aggregated $225,020,638 and $16,768,613, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $218,831,167 and $388,213, respectively.

     For Federal income tax purposes, cost of investments owned at September 30, 1996 was $437,885,276, resulting in net unrealized appreciation of $67,068,638, of which $72,064,185 related to appreciated securities and $4,995,547 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $31,415,805 during the year ended March 31, 1996, of which a portion was paid to shareholders during the period ended March 31, 1996. Remaining capital gain net income will be distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

     On August 29, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of United Continental Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of United Continental Income Fund, Inc. (the "Fund") at September 30, 1996, the results of its operations for the six months then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Kansas City, Missouri
November 8, 1996

DIRECTORS
Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
Jay B. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Doyle Patterson, Kansas City, Missouri
William L. Rogers, Los Angeles, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona



OFFICERS
Keith A. Tucker, President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Cynthia P. Prince-Fox, Vice President
Carl E. Sturgeon, Vice President













To all IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.




















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS 66201-9217
  (913) 236-1303

Our INTERNET address is:
  http://www.waddell.com


NUR1004SA(9-96)

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